                                             SEQUOIA FUND, INC.

                                                  ANNUAL
                                                  REPORT
                                            DECEMBER 31, 2002

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES
The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2002. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                 VALUE OF     VALUE OF      VALUE OF
                                 INITIAL     CUMULATIVE    CUMULATIVE    TOTAL
                                 $10,000    CAPITAL GAINS  REINVESTED   VALUE OF
PERIOD ENDED:                   INVESTMENT  DISTRIBUTIONS  DIVIDENDS     SHARES
-------------                   ----------  -------------  ---------     ------
July 15, 1970.................   $ 10,000    $       --     $     --   $   10,000
May 31, 1971..................     11,750            --          184       11,934
May 31, 1972..................     12,350           706          451       13,507
May 31, 1973..................      9,540         1,118          584       11,242
May 31, 1974..................      7,530         1,696          787       10,013
May 31, 1975..................      9,490         2,137        1,698       13,325
May 31, 1976..................     12,030         2,709        2,654       17,393
May 31, 1977..................     15,400         3,468        3,958       22,826
Dec. 31, 1977.................     18,420         4,617        5,020       28,057
Dec. 31, 1978.................     22,270         5,872        6,629       34,771
Dec. 31, 1979.................     24,300         6,481        8,180       38,961
Dec. 31, 1980.................     25,040         8,848       10,006       43,894
Dec. 31, 1981.................     27,170        13,140       13,019       53,329
Dec. 31, 1982.................     31,960        18,450       19,510       69,920
Dec. 31, 1983.................     37,110        24,919       26,986       89,015
Dec. 31, 1984.................     39,260        33,627       32,594      105,481
Dec. 31, 1985.................     44,010        49,611       41,354      134,975
Dec. 31, 1986.................     39,290        71,954       41,783      153,027
Dec. 31, 1987.................     38,430        76,911       49,020      164,361
Dec. 31, 1988.................     38,810        87,760       55,946      182,516
Dec. 31, 1989.................     46,860       112,979       73,614      233,453
Dec. 31, 1990.................     41,940       110,013       72,633      224,586
Dec. 31, 1991.................     53,310       160,835      100,281      314,426
Dec. 31, 1992.................     56,660       174,775      112,428      343,863
Dec. 31, 1993.................     54,840       213,397      112,682      380,919
Dec. 31, 1994.................     55,590       220,943      117,100      393,633
Dec. 31, 1995.................     78,130       311,266      167,129      556,525
Dec. 31, 1996.................     88,440       397,099      191,967      677,506
Dec. 31, 1997.................    125,630       570,917      273,653      970,200
Dec. 31, 1998.................    160,700       798,314      353,183    1,312,197
Dec. 31, 1999.................    127,270       680,866      286,989    1,095,125
Dec. 31, 2000.................    122,090       903,255      289,505    1,314,850
Dec. 31, 2001.................    130,240     1,002,955      319,980    1,453,175
Dec. 31, 2002.................    126,630       976,920      311,226    1,414,776

The total amount of capital gains distributions accepted in shares was $613,437, the total amount of dividends reinvested was $116,740.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions, dividends reinvested in shares or sale of fund shares.

TO THE SHAREHOLDERS OF
SEQUOIA FUND, INC.

Dear Shareholder:

    Sequoia Fund's results for the fourth quarter of 2002 are shown below with comparable results for the leading market indexes:

To December 31, 2002                     Sequoia         Dow Jones       Standard &
                                          Fund          Industrials      Poor's 500
                                          ----          -----------      ----------
Fourth Quarter                                 1.74%           10.38%            8.44%
1 Year                                        -2.64%          -15.10%          -22.10%
5 Years (Annualized)                           7.83%            2.83%           -0.59%
10 Years (Annualized)                         15.19%           12.02%            9.34%

    The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         ------------------------------

   As we noted in our recent third quarter 2002 report, the Sequoia Fund had a slightly negative return for the year but did considerably better than the stock market in general. We also noted that we were confident that the intrinsic value of our underlying holdings increased as a result of an increase in economic earning power.

    While it is early in the year to make predictions, we believe that the outlook for 2003 also bodes well for the aggregate value of our investments in terms of increasing intrinsic value. However, in the space of a single year, it is totally unpredictable as to how the market will value those earnings. We believe our holdings are currently selling at something of a discount to an amply priced stock market and because of their future prospects in our opinion, they deserve a premium.
    This letter is being written February 3rd and you may not actually receive it because of production time and the speed of the U.S. mail until later in the month. The immediate future is perhaps as unpredictable as at any time in which we have written a shareholder letter in the past. It is clear that the reported earnings of American businesses are going through a difficult period for two reasons, a slowing economy adjusting to past overexpansion in many areas and the fact that reported earnings in the past were, in the aggregate, overstated. They remain so but by a lesser degree. Further, no one can predict the near term effects of military conflict and its aftermath. However, a review of the past century, which certainly contained many virtually cataclysmic events, showed that our country's economy weathered many disruptions and we strongly believe that will be true in the future.

    During 2002, we had very few changes in our holdings. Volatility however, did provide us with the chance to acquire a position in Mohawk Industries at a price which we believed to offer good value. Mohawk is a very well managed manufacturer of carpet and flooring products and has an excellent distribution system through thousands of small flooring dealers. Because of its distribution expertise and quality of its product, it has a significant share of market. The business has a strong franchise and the kind of cash generating characteristics we admire.

    We continue to increase the depth and quality of our research staff. Furthermore, we feel no pressure to make commitments unless both the price and quality of the investment dictate it. During a period such as this, patience and constant investigation are required and we are confident that we will see continued growth of our present companies as well as new opportunities, which will hopefully provide a decent return on your investment in Sequoia.

                                   Sincerely,

 /s/ David Poppe                           /s/ Richard T. Cuniff
 David M. Poppe                            Richard T. Cunniff
 Executive Vice President                  Vice Chairman

 /s/ Robert D. Goldfarb                    /s/ William J. Ruane
 Robert D. Goldfarb                        William J. Ruane
 President                                 Chairman

February 3, 2003

    THE ANNUAL MEETING OF STOCKHOLDERS OF SEQUOIA FUND, INC. WILL BE HELD AT 10:00 A.M., NEW YORK CITY TIME, ON MAY 9, 2003 AT THE NEW YORK ATHLETIC CLUB,
               180 CENTRAL PARK SOUTH, NEW YORK, NEW YORK 10019.

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

COMMON STOCKS (82.34%)

                                                            VALUE
   SHARES                                                  (NOTE 1)
   ------                                               --------------
              BANK HOLDING COMPANIES (12.62%)
   8,310,093  Fifth Third Bancorp.....................  $  486,555,945
     222,100  Mercantile Bankshares Corporation.......       8,570,839
                                                        --------------
                                                           495,126,784
                                                        --------------
              BUILDING MATERIALS (3.25%)
   3,408,200  Fastenal Company+.......................     127,432,598
                                                        --------------
              DIVERSIFIED COMPANIES (34.79%)
      18,757  Berkshire Hathaway Inc. Class A*........   1,364,571,750
                                                        --------------
              FREIGHT TRANSPORTATION (2.03%)
              Expeditors International of
   2,440,400  Washington, Inc.........................      79,679,060
                                                        --------------
              HOME FURNISHINGS (2.02%)
   2,303,100  Ethan Allen Interiors, Inc.+............      79,157,547
                                                        --------------
              INSURANCE (8.80%)
   6,956,400  Progressive Corporation -- Ohio.........     345,246,132
                                                        --------------
              LAUNDRY SERVICES (0.46%)
     395,400  Cintas Corporation......................      18,089,550
                                                        --------------
              MANUFACTURING (1.77%)
   2,012,900  Dover Corporation.......................      58,696,164
     229,400  Harley Davidson, Inc....................      10,598,280
                                                        --------------
                                                            69,294,444
                                                        --------------
              TEXTILE -- CARPETS (6.23%)
   4,289,700  Mohawk Industries Inc.+*................     244,298,415
                                                        --------------
              PROCESS CONTROL INSTRUMENTS (0.42%)
     251,600  Danaher Corporation.....................      16,530,120
                                                        --------------
              RETAILING (8.47%)
      52,100  Costco Wholesale Corporation*...........       1,461,926
   1,526,500  Tiffany & Company.......................      36,498,615
  15,062,000  TJX Companies, Inc......................     294,010,240
                                                        --------------
                                                           331,970,781
                                                        --------------
              Miscellaneous Securities (1.48%)........      58,216,536
                                                        --------------
              TOTAL COMMON STOCKS (COST
                $1,069,125,872).......................  $3,229,613,717
                                                        --------------

 PRINCIPAL                                                  VALUE
   AMOUNT                                                  (NOTE 1)
   ------                                               --------------
              U.S. GOVERNMENT OBLIGATIONS (17.66%)
              U.S. Treasury Bills due 01/02/03 through
$693,000,000  02/06/03................................  $  692,603,371
                                                        --------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost $692,603,371)...................     692,603,371
                                                        --------------
              TOTAL INVESTMENTS (100%)++
                (Cost $1,761,729,243).................  $3,922,217,088
                                                        ==============

-------------------

 ++  The cost for federal income tax purposes is identical.
  *  Non-income producing.
  +  Refer to Note 7.

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:

  Investments in securities, at value (cost
    $1,761,729,243) (Note 1)......................  $3,922,217,088
  Cash on deposit with custodian..................      1,758,913
  Receivable for capital stock sold...............        402,063
  Dividends receivable............................      2,227,974
  Other assets....................................         42,110
                                                    -------------
    Total assets..................................  3,926,648,148
                                                    -------------

LIABILITIES:

  Payable for capital stock repurchased...........      1,112,724
  Payable for investments securities purchased
    unsettled.....................................     17,062,734
  Accrued investment advisory fee.................      3,211,585
  Accrued other expenses..........................        125,125
                                                    -------------
    Total liabilities.............................     21,512,168
                                                    -------------
Net assets applicable to 30,837,870 shares of
  capital stock outstanding (Note 4)..............  $3,905,135,980
                                                    =============
Net asset value, offering price and redemption
  price per share.................................        $126.63
                                                    =============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Income:
    Dividends:
      Unaffiliated companies......................  $ 14,166,985
      Affiliated companies (Note 7)...............       679,100
    Interest......................................    14,186,946
    Other Income..................................        14,166
                                                    ------------
        Total income..............................    29,047,197
                                                    ------------
  Expenses:
    Investment advisory fee (Note 2)..............    41,617,894
    Legal and auditing fees.......................        96,252
    Stockholder servicing agent fees..............       393,278
    Custodian fees................................        80,000
    Directors fees and expenses (Note 6)..........       181,377
    Other.........................................       192,099
                                                    ------------
        Total expenses............................    42,560,900
  Less expenses reimbursed by Investment Adviser
    (Note 2)......................................       793,000
                                                    ------------
        Net expenses..............................    41,767,900
                                                    ------------
        Net investment (loss).....................   (12,720,703)
                                                    ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
  Realized gain on investments:
    Unaffiliated companies........................   131,001,874
    Affiliated companies (Note 7).................     6,516,573
                                                    ------------
        Net realized gain on investments..........  $137,518,447
  Net decrease in unrealized appreciation on:
    Investments...................................  (237,620,489)
                                                    ------------
        Net realized and unrealized (loss) on
          investments.............................  (100,102,042)
                                                    ------------
Decrease in net assets from operations............  $(112,822,745)
                                                    ============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                               2002            2001
                                          --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment (loss) income........  $  (12,720,703) $   31,269,566
    Net realized gains..................     137,518,447      49,850,028
    Net (decrease)/increase in
      unrealized appreciation...........    (237,620,489)    323,645,180
                                          --------------  --------------
      Net (decrease)/increase in net
        assets from operations..........    (112,822,745)    404,764,774
  Distributions to shareholders from:
    Net investment income...............        (352,691)    (30,954,184)
    Net realized gains..................      (4,996,914)   (108,695,093)
    Capital share transactions (Note
      4)................................    (206,821,129)     21,135,078
                                          --------------  --------------
      Total (decrease)/increase.........    (324,993,479)    286,250,575

NET ASSETS:
  Beginning of year.....................   4,230,129,459   3,943,878,884
                                          --------------  --------------
  End of year...........................  $3,905,135,980  $4,230,129,459
                                          ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in
    surplus)............................  $1,727,724,465  $1,834,354,645
  Undistributed net investment income...               0         354,842
  Undistributed net realized
    gains/(losses) (Note 3).............      16,923,670      (2,688,362)
  Unrealized appreciation...............   2,160,487,845   2,398,108,334
                                          --------------  --------------
    Total Net Assets....................  $3,905,135,980  $4,230,129,459
                                          ==============  ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2002 and the Investment Adviser reimbursed the Fund $793,000.

    For the year ended December 31, 2002, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $41,617,894 and brokerage commissions of $447,773 to Ruane, Cunniff &
Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2002.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2002 were $263,367,361 and $295,773,207, respectively. Included in proceeds of sales is $160,908,489 representing the value of securities disposed of in payment of redemptions in kind, resulting in realized gains of $112,911,652. As a result of the redemptions in kind, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

    At December 31, 2002 the aggregate gross unrealized appreciation and depreciation of securities were $2,169,528,239 and $9,040,394, respectively.

NOTE 4--CAPITAL STOCK:

    At December 31, 2002 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                          2002                      2001
                                -------------------------  -----------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  -------------  ---------  ------------
Shares sold...................   1,287,555  $ 166,163,172  1,129,012  $137,722,810
Shares issued to stockholders
  on reinvestment of:
  Net investment income.......       1,886        249,990    177,192    21,920,774
  Net realized gain on
    investments...............      34,266      4,358,369    792,019    95,716,809
                                ----------  -------------  ---------  ------------
                                 1,323,707    170,771,531  2,098,223   255,360,393
Shares repurchased............   2,964,295    377,592,660  1,923,077   234,225,315
                                ----------  -------------  ---------  ------------
Net (decrease)/increase.......  (1,640,588) $(206,821,129)   175,146  $ 21,135,078
                                ==========  =============  =========  ============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS:

    The tax character of distributions paid during 2001 and 2002 was as follows:

                                             2002         2001
                                          ----------  ------------
Distributions paid from:
Ordinary income.........................  $  848,250  $ 44,425,425
Long-term capital gains.................   4,501,355    95,223,852
                                          ----------  ------------
    Total distributions.................  $5,349,605  $139,649,277
                                          ==========  ============

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain......................  $  16,923,670
Unrealized appreciation...........................  2,160,487,845
                                                    -------------
                                                    $2,177,411,515
                                                    =============

NOTE 6--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2002 was $181,377.

NOTE 7--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2002 aggregated $323,455,962 and $254,424,815, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2002 is provided below:

                                  PURCHASES                SALES
                           -----------------------  --------------------   REALIZED   DIVIDEND
AFFILIATE                   SHARES        COST      SHARES      COST         GAIN      INCOME
---------                  ---------  ------------  -------  -----------  ----------  --------
Ethan Allen
  Interiors, Inc.........         --            --  110,900  $ 2,667,729  $  664,816  $482,800
Fastenal Company.........         --            --  517,800  $14,551,031   4,165,180   196,300
Mohawk Industries Inc....  4,496,400  $204,597,204  206,700  $ 9,016,349   1,686,577        --
                                                                          ----------  --------
                                                                          $6,516,573  $679,100
                                                                          ==========  ========

NOTE 8--FINANCIAL HIGHLIGHTS:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2002      2001      2000      1999      1998
                           --------  --------  --------  --------  --------
Per Share Operating
  Performance (for a
  share outstanding
  throughout each year)
Net asset value,
  beginning of year......  $ 130.24  $ 122.09  $ 127.27  $ 160.70  $ 125.63
                           --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment
  (loss)/income..........     (0.41)     0.97      1.66      0.84      0.39
Net realized and
  unrealized gains
  (losses) on
  investments............     (3.03)    11.52     23.33    (26.83)    43.07
                           --------  --------  --------  --------  --------
    Total from investment
      operations.........     (3.44)    12.49     24.99    (25.99)    43.46
                           --------  --------  --------  --------  --------
Less distributions:
Dividends from net
  investment income......     (0.01)    (0.97)    (1.66)    (0.85)    (0.37)
Distributions from net
  realized gains.........     (0.16)    (3.37)   (28.51)    (6.59)    (8.02)
                           --------  --------  --------  --------  --------
    Total
      distributions......     (0.17)    (4.34)   (30.17)    (7.44)    (8.39)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................  $ 126.63  $ 130.24  $ 122.09  $ 127.27  $ 160.70
                           ========  ========  ========  ========  ========
Total Return.............     -2.6%     10.5%     20.1%    -16.5%     35.3%
Ratios/Supplemental data
Net assets, end of year
  (in millions)..........  $3,905.1  $4,230.1  $3,943.9  $3,896.9  $5,001.9
Ratio to average net
  assets:
  Expenses...............      1.0%      1.0%      1.0%      1.0%      1.0%
  Net investment
    income...............     -0.3%      0.8%      1.2%      0.6%      0.3%
Portfolio turnover
  rate...................        8%        7%       36%       12%       21%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year in the period ended
December 31,1998 were audited by other independent accountants whose report dated January 15, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
January 22, 2003

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

    The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                              OTHER
                                                    TERM OF OFFICE AND           PRINCIPAL                DIRECTORSHIPS
                              POSITION HELD           LENGTH OF TIME         OCCUPATION DURING               HELD BY
NAME, AGE, AND ADDRESS          WITH FUND                 SERVED                PAST 5 YEARS                 DIRECTOR
----------------------          ---------                 ------                ------------                 --------
William J. Ruane, 77       Chairman of the       Term -- 1 Year & Length    Chairman of the       None
767 Fifth Avenue           Board & Director      of Time served --          Board & Director of
New York, NY 10153                               32 Years                   Ruane, Cunniff &
                                                                            Co., Inc.
Richard T. Cunniff, 79     Vice Chairman &       Term -- 1 Year & Length    Vice Chairman &       Sturm, Ruger & Company, Inc.
767 Fifth Avenue           Director              of Time served -- 32       Director of Ruane,
New York, NY 10153                               Years                      Cunniff & Co., Inc.
Robert D. Goldfarb, 58     President & Director  Term -- 1 Year & Length    President & Director  None
767 Fifth Avenue                                 of Time served -- 24       of Ruane, Cunniff &
New York, NY 10153                               Years                      Co., Inc.
David M. Poppe, 38         Executive Vice        Term -- 1 Year & Length    Research Analyst of   None
767 Fifth Avenue           President & Director  of Time served --          Ruane, Cunniff &
New York, NY 10153                               effective 01/01/03         Co., Inc.; Business
                                                                            reporter Miami
                                                                            Herald
Joseph Quinones,Jr., 57    Vice President,       Term -- 1 Year & Length    Vice President,       None
767 Fifth Avenue           Secretary &           of Time served -- 7 Years  Secretary &
New York, NY 10153         Treasurer                                        Treasurer of Ruane,
                                                                            Cunniff & Co., Inc.
Francis P. Matthews, 80    Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served -- 30
New York, NY 10153                               Years
C. William Neuhauser, 76   Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served -- 28
New York, NY 10153                               Years
Robert L. Swiggett, 80     Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served -- 32
New York, NY 10153                               Years
Roger Lowenstein, 48       Director              Term -- 1 Year & Length    Writer major          None
767 Fifth Avenue                                 of Time served -- 4 Years  Financial and News
New York, NY 10153                                                          Publications
Vinod Ahooja, 51           Director              Term -- 1 Year & Length    Retired               None
767 Fifth Avenue                                 of Time served -- 2 Years
New York, NY 10153

                         SEQUOIA FUND, INC.
                         767 FIFTH AVENUE, SUITE 4701
                         NEW YORK, NEW YORK 10153-4798
                         WEBSITE: www.sequoiafund.com

                         DIRECTORS
                           William J. Ruane
                            Richard T. Cunniff
                            Robert D. Goldfarb
                            David M. Poppe
                            Vinod Ahooja
                            Roger Lowenstein
                            Francis P. Matthews
                            C. William Neuhauser
                            Robert L. Swiggett

                         OFFICERS

                            William J. Ruane           -- CHAIRMAN OF THE BOARD
                            Richard T. Cunniff         -- VICE CHAIRMAN
                            Robert D. Goldfarb         -- PRESIDENT
                            David M. Poppe             -- EXECUTIVE VICE PRESIDENT
                            Joseph Quinones, Jr.       -- VICE PRESIDENT, SECRETARY & TREASURER

                         INVESTMENT ADVISER & DISTRIBUTOR
                           Ruane, Cunniff & Co., Inc.
                            767 Fifth Avenue, Suite 4701
                            New York, New York 10153-4798

                         CUSTODIAN
                           The Bank of New York
                            MF Custody Administration Department
                            100 Church Street, 10th Floor
                            New York, New York 10286

                         REGISTRAR AND SHAREHOLDER SERVICING AGENT
                           DST Systems, Inc.
                            P.O. Box 219477
                            Kansas City, Missouri 64121

                         LEGAL COUNSEL
                           Seward & Kissel
                            One Battery Park Plaza
                            New York, New York 10004

  This report has been prepared for the information of shareholders of Sequoia
                                   Fund, Inc.